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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 24, 1997
                                                -------------------------------


                        HEALTHDYNE TECHNOLOGIES, INC.
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           (Exact name of registrant as specified in its charter)


Georgia                            0-21776                   52-1756497
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(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



1255 Kennestone Circle, Marietta, Georgia                        30066
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (770) 499-1212
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                               Not Applicable
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        (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On January 23, 1997, the Board of Directors of Healthdyne Technologies, Inc. (the "Company") held a special meeting. The Company's press release describing the principal action taken at the special meeting is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Report. At the special meeting, the Board of Directors also amended the Company's Bylaws to delete a provision specifying the date of the annual meeting of shareholders if not otherwise set by the Board of Directors and to elect to be covered by the "Fair Price Requirements" of the Georgia Business Corporation Code. The resolutions authorizing and setting forth the amendments are attached hereto as Exhibit 99.2 and are hereby incorporated by reference into this Report


Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                 (c)      Exhibits.

                 99.1     Press release dated January 24, 1997; and

                 99.2 Resolutions authorizing and setting forth Amendments to the Company's Bylaws.

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Healthdyne Technologies
                                -----------------------
                                Registrant


                                By:     /s/ M. Wayne Boylston
                                        -----------------------------------
                                        M. Wayne Boylston
                                        Vice President - Finance,
                                        Chief Financial Officer
                                        and Treasurer
Date:  January 24, 1997


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                                 EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------

99.1                      Press release dated January 24, 1997; and

99.2 Resolutions authorizing and setting forth Amendments to the Company's Bylaws.





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